Exhibit 99.2

 November 17, 2022  Year End 2022  Financial Results

 Forward-Looking Statements and Non-GAAP Measures  Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this earnings release include, but are not limited to, certain statements regarding NJR’s NFEPS guidance for fiscal 2023, including NFEPS guidance by Segment, fiscal 2024 long term growth range, long term annual growth projections and targets, projections of dividend and financing activities, forecasted contribution of business segments to NJR’s NFE for fiscal 2023, customer growth at NJNG, future NJR and NJNG capital expenditures, potential CEV capital projects including Airport Road and its pipeline under contract or exclusivity, CEV revenue projections, SREC Hedging strategies, infrastructure programs and investments future decarbonization opportunities, the outcome and timing of future Base Rate Cases with the BPU, emissions reduction strategies and clean energy goals, outcome of the Inflation Reduction Act and ITCs, Asset Management Agreements, including their ability to generate projected margin and NFE for fiscal years 2023 and 2024, and other legal and regulatory expectations.  Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.  Non-GAAP Measures  Non-GAAP Measures  This presentation includes the non-GAAP financial measures NFE/net financial loss, NFE per basic share, financial margin, utility gross margin, adjusted funds from operations and adjusted debt. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.  NFE and financial margin exclude unrealized gains or losses on derivative instruments related to NJR’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services and certain transactions related to NJR's investments in the PennEast Project, net of applicable tax adjustments as described below. Financial margin also differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization as well as the effects of derivatives as discussed above. Volatility associated with the change in value of these financial instruments and physical commodity reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJR Energy Services Company.  NJNG’s utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expense. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization. Utility gross margin may also not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries. Management believes that utility gross margin provides a meaningful basis for evaluating utility operations since natural gas costs, sales tax and regulatory rider expenses are included in operating revenues and passed through to customers and, therefore, have no effect on utility gross margin.   Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense.  Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.  Management uses NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. In addition, in making forecasts relating to S&T’s Adjusted EBITDA and adjusted funds from operations and adjusted debt, management is aware that there could be differences between reported GAAP earnings, cash flows from operations and total long-term and short-term debt due to matters such as, but not limited to, the unpredictability and variability of future earnings, working capital and cash positions. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported GAAP measures and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for such forecasts without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Report on Form 10-K and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measures, NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, to the most directly comparable GAAP financial measures, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

 1  FY 2022 HighlightsSteve Westhoven | President and CEO  2  Financial HighlightsRoberto Bel | SVP and CFO  3  Q&A Session  Agenda

Fiscal 2022 Highlights

Executing on our Strategic Plan to Drive Continued, Organic Growth

Raised NFEPS Guidance **Twice** During Fiscal 2022;
Achieved **Highest End of Revised Range**

NJNG

NJNG had a strong year driven by **new base rates**

Added **over 7,800 customers** during the year

Ranked **highest** among the Large Residential Natural Gas Utilities in the East, according to the J.D. Power[2]

Hedging program mitigated impact of rising gas prices for customers

CEV

Grew project pipeline to ~**699MW** (under contract or exclusivity) through Fiscal 2027

Placed ~19MW into service, including our largest solar project outside of NJ

S&T

Completion of Adelphia Gateway

Strong NFEPS contribution from Leaf River Energy Center

Energy Services

Asset Management Agreements (AMA) with investment grade utility became effective

Stronger than expected results from long-option strategy

$2.50

FY 2022 NFEPS[1]
(up 16% YoY)

$2.86

FY 2022 EPS

1) A reconciliation from NFE to net income can be found in the Appendix.
2) Based on 2021 Gas Utility Residential Customer Satisfaction Study℠

3

 Introducing Fiscal 2023 NFEPS Guidance of $2.42 - $2.52  Net Financial Earnings per Share  NFEPS long-term annual growth projections are based on the midpoint of the $2.20 - $2.30 initial guidance range for fiscal 2022, which excludes the effects of Energy Services’ over-performance   7-9% LONG-TERM ANNUAL GROWTH1  New Jersey   Natural Gas  Energy Services  CEV  S&T  Home Services  Fiscal 2023 NFEPS Guidance by Segment  Represents 9.8% Year-over-Year Growth from Midpoint of FY 2022 Initial Guidance Range   FY2024 EXPECTED TO BE AT OR ABOVE THE TOP END OF THE LONG-TERM ANNUAL GROWTH RANGE DUE TO IMPACT OF THE AMA  12.4% NFEPS CAGR THROUGH FY2023E  AMAs will generate majority of Energy Services’ projected NFE for fiscal years 2023 and 2024

 Committed to Building Shareholder Value  Strong Track Record of Dividend Growth  Dividends per Share  $1.56  FY 2023 Dividend   (up 7.6%)   7-9% LONG-TERM ANNUAL GROWTH (CONSISTENT WITH NFEPS LONG-TERM PROJECTED GROWTH RATE)  Dividend Payout Ratio as a % of NFEPS

New Jersey Natural Gas

Solid Performance Due to Higher Base Rates

Fiscal 2022 Capital Expenditures[1]

~42% of capital expenditures earned a near real-time return

Furthers our commitment to energy efficiency



Maintenance
$104
IIP
$32
SAVEGREEN
$53
~$335M
Cost of Removal/Other
$50[2]
New Customer
$54
IT
$42

NJNG Customers

(in thousands)



569.3
570
560
550
540
530
520
510
500
FY2017
FY2018
FY2019
FY2020
FY2021
FY2022

Added 7,808 new customers in fiscal 2022

Timing of Next Rate Case

Filing Expected in Fiscal 2024

1) Total change in PP&E (cash spent, capex accrued and AFUDC). Includes SAVEGREEN investments, which for GAAP purposes are included as part of cash flows from operations
2) Facilities and RNG & P2G included in "Other"

New Jersey Resources

6

 $128.3M  8-13%  CEV Revenue  Fiscal 2022   New Project in Service: Airport Road  (Placed in Service: Q4 FY 2022)  4.9MW  Airport Road  Ground-mount community solar project located in Waywayanda, NY   SRECs2  TRECs  Electricity Sales  Sunlight Advantage  Includes commercial and residential solar projects  100% of SREC revenues for fiscal 2023 and 95% of SREC revenues for fiscal 2024 are secured through our SREC hedging program  Clean Energy Ventures (CEV)  CEV owns and operates solar projects in New Jersey, Rhode Island, New York and Connecticut with approximately 387 MW of capacity  18.9 MW1   Incremental capacity added in Fiscal 2022  $45.4 Million1  Fiscal 2022 capex placed in-service

 Total of installed capacity of 387MW plus a pipeline of over 760MW including projects under construction, contract, or exclusivity  CEV: Robust and Diversified Solar Pipeline  Taking Advantage of a Considerable Decarbonization Opportunity  699MW  Pipeline by Location  Total  1.1 GW1  Breakdown of 699MW Pipeline  Under Contract or Exclusivity  MWs  Pipeline of over 760MW including projects under construction, contract, or exclusivity  ~387MW of projects in-service

       9

 Energy Services: Predictable Fee-based Revenues + Upside Potential  AMAs feature initial and permanent capacity releases with cash payments throughout, with ASC 606 revenue recognition standard requiring that revenue be allocated to both the initial and permanent releases. As a result, disproportionate value is allocated to the permanent release periods in FY 2024 and FY 2032.  ($ in Millions)  Long Option Strategy  Significant upside potential with   limited downside risk   Proven track record of success over 27 years of existence leveraging natural gas market volatility to drive value  Physical storage and transportation assets provide optionality to capture location and time spreads whose value can be hedged with the use of financials instruments  Downside risk, equivalent to an option’s premium, equates to the difference between demand charges and the hedged value  Minimal long-term capital commitments and significant cash generation during outperformance years has significantly reduced NJR equity needs  Asset Management Agreements1  Predictable fee-based revenues better ensure coverage of fixed costs  De-risked Energy Services business by securing 10 years of contracted cash payments with minimal counterparty credit risk  AMAs will generate majority of Energy Services’ projected margin and NFE for fiscal years 2023 and 2024

 Financial Review  Roberto Bel  SVP and Chief Financial Officer  11

 NJR Review of Fiscal 2022 NFE Changes  A reconciliation of these non-GAAP measures can be found in the Appendix  ($ in Millions)  Fiscal 2021 – Consolidated NFE ($ in millions)  $ 207.7   NJNG  $ 32.7   Utility Gross Margin*  $ 79.3   O&M  $ 5.2   Depreciation & Amortization (D&A)  $ (14.5)  Interest expense, AFUDC, Income Tax  $ (37.3)  Clean Energy Ventures  $ 22.6   Revenue  $ 33.0   O&M  $ (4.0)  D&A, Interest Expense and Other  $ (6.4)  Storage & Transportation  $ 9.4   Operating Income  $ 11.5   Equity in Earnings of Affiliates  $ (6.6)  Other  $ 4.5   Energy Services  $ (32.0)  Financial Margin*  $ (51.3)  Interest Expense, Income Tax and Other  $ 19.3   Home Services and Other  $ (0.1)  Fiscal 2022 – Consolidated NFE ($ in millions)  $ 240.3   (0.1)

 Hedged Portion of NJNG’s Winter Sales1  Sales from November 2022 to March 2023  Cost of natural gas supply is a pass through to customers  By policy, at least 75% of our estimated winter send-out for residential and small commercial sales customers must be hedged prior to November 1st  Hedging typically executed with gas in storage and the use of financial instruments to hedge storage injections   By securing a cost-effective supply and leveraging the BGSS incentive, NJNG has been able to moderate the price of natural gas for our customers  Mitigating the Impact of Higher Gas Prices for our Customers

 CEV – SREC Hedging Strategy Stabilizes Revenue  Based on Energy Year1, as of September 30, 2022  Percent Hedged  Average Price  Current Price (EY)  98%  $203  $229  Percent Hedged  Average Price  Current Price (EY)  98%  $197  $215  Percent Hedged  Average Price  Current Price (EY)  89%  $190  $201  Percent Hedged  Average Price  Current Price (EY)  29%  $173  $184  Energy Years run from June 1 of the prior year to May 31 of the respective year; for example, Energy Year 2023 begins on June 1, 2022, and ends on May 31, 2023

 NJR Capital Plan1  Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations  $529  $712  $622  $520 - $658  $542 - $728  ($ in Millions)  Capital plan supports long-term NFEPS growth targets of 7 – 9%

NJR Cash Flow From Operations and Investment Grade Profile

NJR Cash Flow from Operations



($ in Millions)
~22%
CFFO CAGR
FY2020 - FY2024E
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
$213
$391
$324
$320 - $360
$450 - $490
55%
30%
39%
43%-46%
33%-36%
FY2020A
FY2021A
FY2022A
FY2023E
FY2024E
CFFO
Dividend Payout Ratio (as a proportion of CFFO)

NJR Adjusted FFO/ Adjusted Debt[1]

Current Credit Ratings

	NJNG (Secured Rating)	NJR (Unsecured Rating)
NAIC	NAIC-1.E	NAIC-2.A
Moody's	A1 (Stable)	
Fitch	A+ (Stable)	



14.3%
17.4%
18.1%
17-18%
17-18%
FY2020A
FY2021A
FY2022A
FY2023E
FY2024E

1) Internal estimates based on Fitch Ratings methodology. Ratio represents inverse of FFO-adjusted leverage ratio. A reconciliation from adjusted funds from operations to cash flows from operating activities and adjusted debt to long-term and short-term debt can be found in the Appendix. Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense. Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.

New Jersey Resources

16

 Well Positioned in a Rising Interest Rate Environment  ($ in Millions)  Term debt only (excludes short-term debt of $424 million, capital leases of $24 million and solar asset financing obligations of $112 million). Grouped by fiscal years.  Impact of high interest rate environment included in FY2023 and long-term NFEPS guidance  Interest rate impact mitigated by predominately fixed-rate debt   Manageable debt repayment schedule with no significant maturity towers in any particular year  Substantial liquidity at both NJNG and NJR - $900M of credit facilities available through FY2027  Term Debt Maturity Schedule   as of September 30, 20221

 Conclusion  Steve Westhoven  President and CEO  18

 NJR’s Path To Decarbonization  Growing Core Businesses While Investing in the Clean Energy Future   2050   Net-Zero NJ  Operations  Leverage and Improve   Strong Infrastructure  Committed to reducing methane emissions from distribution system  Lowest leaks per mile in NJ  99% of system plastic or protected steel  First Green Hydrogen project to inject 100% of output for end use customers  Pursuing other RNG and clean H2 decarbonized fuel opportunities  NJNG  60% emissions reduction from NJ operations from 2006 levels by 2030  Achieved 50% reduction in NJ operational emissions since 2006  CEV  Execute on Broad Opportunity Set for Solar Projects  Expanding solar footprint both within New Jersey and Northeast  Enhancing development capabilities through insourcing, building internal expertise and greenfield efforts   Leveraging our scale and operating experience to manage assts efficiently  S&T  Leverage Existing Storage and Transportation Assets  Continue to improve existing infrastructure to safely and reliably deliver clean and efficient natural gas

 Inflation Reduction Act: Key Strategic Elements for NJR  Extension of / Multipliers on Solar Investment Tax Credit   The IRA aligns with NJR’s “all of the above”   approach on energy transition  Promotes investment and innovation across clean energy technologies that can help reach 2050 climate goals in the fastest, most affordable and most reliable way possible  Transferability of ITCs  Hydrogen, RNG, Energy Storage Incentives  Increased to 30% for the next 10 years  Can be further increased   with stackable adders     CEV’s portfolio is well-positioned to benefit from adders  Increases funding flexibility by allowing for sale of tax credits for cash. This allows for monetization of ITCs without equity partnership structures  Market will need to develop, but the transferability of tax credits will likely generate new demand for ITCs  Helps improve cost parity for green hydrogen and reduce the cost for our ratepayers  May provide additional investment opportunities for NJNG and CEV

 Expect 7% - 9%  NFEPS Growth   Annualized dividend yield   of 3.5%1  Dividend growth in line with long-term NFEPS growth expectations  Net Zero by 2050 goal for New Jersey operations  Delivering Value to Shareholders Through Growth and Income   The Clean Energy Future Starts at NJR  Solid Long Term Growth Outlook  NJR is a Premier Energy Infrastructure Company  Implementing Strategic Plan to Drive Continued Organic Growth Across Portfolio  Growing Dividend  Based on dividend per share of $1.56 and closing share price of $45.11 on November 15, 2022  TOTAL EXPECTED SHAREHOLDER RETURN: ~11 - 13%

 Appendix  Slide  23  NJR’s Business Portfolio  24  Fourth Quarter and Fiscal 2022 NFE by Business Unit  25  Review of Q4 FY 2022 NFE Changes  26  Reconciliation of NFE and NFEPS to Net Income  27  Other Reconciliation of Non-GAAP Measures  28  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations for FY2022  29  NJR CEV – SREC Hedging by Energy Year  30  NJR Capital Plan Table  31  NJR Projected Cash Flows  32  Environmental, Social and Governance Efforts  33  Shareholder and Contact Information  22

 NJR’s Business Portfolio  Natural Gas and Renewable Fuel Distribution; Solar Investments, Wholesale Energy Markets; Storage & Transportation Infrastructure; Retail Operations  Operates and maintains approximately 7,700 miles of Natural Gas transportation and distribution infrastructure serving approximately 569,000 customers in New Jersey  New Jersey Natural Gas  (NJNG)  Clean Energy Ventures  (CEV)  Storage and Transportation  (S&T)  Energy Services  (ES)  New Jersey Resources Home Services  (NJRHS)  CEV develops, invests in, owns and operates energy projects that generate clean power, provide low carbon energy solutions and help our customers save energy and money in a sustainable way  Invests in, owns and operates midstream assets including natural gas pipeline and storage facilities. Our companies provide transportation and storage services to a broad range of customers in the natural gas market  Provides unregulated, wholesale natural gas to consumers across the Gulf Coast, Eastern Seaboard, Southwest, Mid-continent and Canada. In addition to energy supply, NJRES provides a full-range of customized energy management services   NJR Home Services offers customers home comfort solutions, including equipment sales and installations; solar lease and purchase plans; and a service contract product line, including heating, cooling, water heating, electric and standby generator contracts  Demonstrated leadership as a premier energy infrastructure and environmentally-forward thinking company  Utilize public policy and expand its business while taking advantage of energy efficiency   Broader climate goals support continued investment across the solar market  Generating stable fee-based revenue from diverse mix of high credit-quality customers   Long option strategy provides significant upside potential with limited downside risk.   Recognized as a Top 20 Ruud® National Pro Partner™ for 6 Consecutive Years

 Fiscal 2022 Fourth Quarter and Year End NFE by Business Unit  ($ in 000s)   (Thousands)  Three Months Ended September 30,  Twelve Months Ended September 30,  2022  2021  Change  2022  2021  Change  New Jersey Natural Gas  $(16,387)  $(24,214)  $7,827  $140,124  $107,375  $32,749  Clean Energy Ventures  $57,813  $40,861  $16,952  $39,403  $16,789  $22,614  Storage and Transportation  $11,341  $2,440  $8,901  $22,454  $13,046  $9,408  Energy Services  $(3,383)  $(14,384)  $11,001  $39,121  $71,117  $(31,996)  Home Services and Other  $(1,488)  $1,896  $(3,384)  $(781)  $(615)  $(166)  Total  $47,896  $6,599  $41,297  $240,321  $207,712  $32,609  NFEPS  $0.50  $0.07  $0.43  $2.50  $2.16  $0.34

 NJR Review of Fiscal Q422 NFE Changes  A reconciliation of these non-GAAP measures can be found in the Appendix  ($ in Millions)  Fiscal 4Q21 – Consolidated NFE ($ in millions)  $ 6.6   NJNG  $ 7.8   Utility Gross Margin*  $ 16.5   O&M  $ (2.1)  Depreciation & Amortization (D&A)  $ (2.9)  Interest expense, AFUDC, Income Tax  $ (3.7)  Clean Energy Ventures  $ 17.0   Revenue  $ 23.4   O&M  $ (3.1)  D&A, Interest Expense and Other  $ (3.3)  Storage & Transportation  $ 8.9   Operating Income  $ 12.3   Equity in Earnings of Affiliates  $ (0.2)  Other  $ (3.2)  Energy Services  $ 11.0   Financial Margin*  $ 29.7   Interest Expense, Income Tax and Other  $ (18.7)  Home Services and Other  $ (3.4)  Fiscal 4Q22 – Consolidated NFE ($ in millions)  $ 47.9

Reconciliation of NFE and NFEPS to Net Income

($ in 000s)

- NFE is a measure of earnings based on the elimination of timing differences to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, Solar Renewable Energy Certificates (SRECs) and foreign currency contracts. Consequently, to reconcile net income and NFE, current-period unrealized gains and losses on the derivatives are excluded from NFE as a reconciling item. Realized derivative gains and losses are also included in current-period net income. However, NFE includes only realized gains and losses related to natural gas sold out of inventory, effectively matching the full earnings effects of the derivatives with realized margins on physical natural gas flows. NFE also excludes certain transactions associated with equity method investments, including impairment charges, which are non-cash charges, and return of capital in excess of the carrying value of our investment. These are not indicative of the Company's performance for its ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.
- NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period

(Unaudited)

	Three Months Ended September 30,		Twelve Months Ended September 30,	
	2022	2021	**2022**	2021
NEW JERSEY RESOURCES				
A reconciliation of net income, the closest GAAP financial measure, to net financial earnings is as follows:				
Net income (loss)	**$ 54,522**	$ (1,133)	$ 274,922	$ 117,890
Add:				
Unrealized (gain) loss on derivative instruments and related transactions	**(1,846)**	40,576	(59,906)	54,203
Tax effect	**439**	(9,647)	14,248	(12,887)
Effects of economic hedging related to natural gas inventory	**(5,221)**	(30,150)	19,939	(42,405)
Tax effect	**1,241**	7,166	(4,738)	10,078
(Gain on) impairment of equity method investment	**(1,500)**	—	(5,521)	92,000
Tax effect	**374**	767	1,377	(11,167)
NFE tax adjustment	**(113)**	(980)	—	—
Net financial earnings	**$ 47,896**	$ 6,599	$ 240,321	$ 207,712
Weighted Average Shares Outstanding				
Basic	**96,235**	96,198	96,100	96,227
Diluted	**96,630**	96,198	96,488	96,560
A reconciliation of basic earnings per share, the closest GAAP financial measure, to basic net financial earnings per share is as follows:				
Basic earnings (loss) per share	**$ 0.57**	$ (0.01)	$ 2.86	$ 1.23
Add:				
Unrealized (gain) loss on derivative instruments and related transactions	**$ (0.02)**	$ 0.42	$ (0.62)	$ 0.56
Tax effect	**$ 0.01**	$ (0.10)	$ 0.15	$ (0.13)
Effects of economic hedging related to natural gas inventory	**$ (0.05)**	$ (0.31)	$ 0.21	$ (0.44)
Tax effect	**$ 0.01**	$ 0.07	$ (0.05)	$ 0.10
(Gain on) impairment of equity method investment	**$ (0.02)**	$ —	$ (0.06)	$ 0.96
Tax effect	**$ —**	$ 0.01	$ 0.01	$ (0.12)
NFE tax adjustment	**$ —**	$ (0.01)	$ —	$ —
Basic NFE per share	**$ 0.50**	$ 0.07	$ 2.50	$ 2.16

New Jersey Resources

26

Other Reconciliation of Non-GAAP Measures

($ in 000s)

NJNG Utility Gross Margin

- NJNG's utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expenses. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization.

Energy Services Financial Margin

- Financial margin removes the timing differences associated with certain derivative and hedging transactions. Financial margin differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization expenses as well as the effects of derivatives instruments on earnings.

(Unaudited)	Three Months Ended September 30,		Twelve Months Ended September 30,	
	2022	2021	**2022**	2021
A reconciliation of gross margin, the closest GAAP financial measurement, to utility gross margin is as follows:				
Operating revenues	**$ 190,488**	$ 98,274	**$ 1,128,767**	$ 731,796
Less:				
Natural gas purchases	**114,791**	38,842	**557,232**	260,714
Operating and maintenance (1)	**30,840**	26,156	**93,199**	110,364
Regulatory rider expense	**3,496**	3,734	**59,437**	38,304
Depreciation and amortization	**24,391**	21,507	**94,579**	80,045
Gross margin	**16,970**	8,035	**324,320**	242,369
Add:				
Operating and maintenance (1)	**30,840**	26,156	**93,199**	110,364
Depreciation and amortization	**24,391**	21,507	**94,579**	80,045
Utility gross margin	**$ 72,201**	$ 55,698	**$ 512,098**	$ 432,778
A reconciliation of gross margin, the closest GAAP financial measurement, to financial margin is as follows:				
Operating revenues	**$ 439,568**	$ 334,780	**$ 1,529,272**	$ 1,228,420
Less:				
Natural Gas purchases	**413,805**	357,133	**1,394,405**	1,098,261
Operating and maintenance (1)	**10,281**	4,588	**23,709**	33,263
Depreciation and amortization	**54**	28	**148**	111
Gross margin	**15,428**	(26,969)	**111,010**	96,785
Add:				
Operating and maintenance (1)	**10,281**	4,588	**23,709**	33,263
Depreciation and amortization	**54**	28	**148**	111
Unrealized loss (gain) on derivative instruments and related transactions	**1,671**	45,011	**(60,000)**	58,362
Effects of economic hedging related to natural gas inventory	**(5,221)**	(30,150)	**19,939**	(42,405)
Financial margin	**$ 22,213**	$ (7,492)	**$ 94,806**	$ 146,116

(1) Excludes selling, general and administrative expenses

New Jersey Resources

27

 Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations for FY2022  Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense  Adjusted debt is total long term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease backs, debt issuance costs, and other Fitch credit metric adjustments  Cash Flow from Operations  $323.5   Add back  Components of working capital  $77.7   Cash paid for interest (net of amounts capitalized)  $84.4   Capitalized Interest  $6.1   SAVEGREEN loans, grants, rebates and related investments  $53.1   Operating cash flows from operating leases  $7.4   Adjusted FFO (Non-GAAP)  $552.2   Long-Term Debt (including current maturities)  $2,560.4   Short-Term Debt  $424.0   Exclude  Cash on Hand  ($1.1)  CEV Sale-Leaseback Debt  ($130.6)  Include  CEV Sale lease-back Contractual Commitments   $111.6   Debt Issuance Costs  $13.3   Operating Lease Debt estimate (8x lease expense)  $77.6   Adjusted Debt (Non-GAAP)  $3,055.2   Adjusted Debt, FY2022 (Millions)  Adjusted Funds from Operations, FY2022(Millions)

 NJR CEV – SREC Hedging by Fiscal Year  As of September 30, 2022  Percent Hedged  Average Price  Current Price (FY)  100%  $204  $224  Percent Hedged  Average Price  Current Price (FY)  95%  $194  $210  Percent Hedged  Average Price  Current Price (FY)  66%  $190  $195  Percent Hedged  Average Price  Current Price (EY)  29%  $173  $177

    FY2022A  FY2023E  FY2024E  Near Real Time Return?  New Jersey Natural Gas  New Customer  $54  $54   -  $58   $56   -  $60   Yes  Maintenance & Integrity  $104  $109  -  $113   $161  -  $176   Cost of Removal / Other  $42  $36   -  $40   $36   -  $40   Facilities  $7  $31  -  $34  $2  -  $4  IT  $42  $65   -  $69   $46   -  $50   IIP  $32  $32   -  $36   $26   -  $30   Yes  RNG & P2G  $1  $25   -  $28   $25   -  $28   SAVEGREEN  $53  $48   -  $52   $48   -  $52   Yes  $335  $400   -  $430   $400   -  $440   Clean Energy Ventures  Sunlight Advantage  $13  $9  -  $13  $10  -  $14  Commercial Solar  $132  $91   -  $187   $130   -  $266   $145  $100   -  $200   $140   -  $280   Storage and Transportation  Adelphia Gateway  $124  $12   -  $16  $2   -  $6  Leaf River  $18  $8   -  $12   $0   -  $2   $142  $20   -  $28   $2   -  $8   Total  $622  $520  -  $658  $542  -  $728  NJR Capital Plan1  ($ in Millions)  Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations

 NJR Projected Cash Flows  ($ in Millions)  Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations)  Dividend growth for fiscal 2023 and fiscal 2024 are based upon the midpoint of forecasted 7-9% growth rate  FY2022A  FY2023E  FY2024E  Cash Flow from Operations  $324  $320  -  $360  $450  -  $490  Uses of Funds  Capital Expenditures1  $590  $466  -  $600  $489  -  $671  Dividends2  $128  $132  -  $137  $143  -  $148  Total Uses of Funds  $718  $598  -  $737  $632  -  $819  Financing Activities  Common Stock Proceeds – DRIP  $15  $16  -  $18  $17  -  $19  Debt Proceeds/Other  $379  $262  -  $359  $165  -  $310  Total Financing Activities  $394  $278  -  $377  $182  -  $329

 Environmental, Social and Governance Efforts  Focus on Definable Accomplishments   Social  Our 2021 DEI Report highlights our belief we are bound together by shared values and principles across the entire human experience  Executive DEI Council helps to ensure accountability  Employee-led Business Resource Groups (BRG), cross-functional teams of employees whose core mission is to cultivate deeper connections with co-workers and communities. Over 22% of NJR employees belong to one of seven BRGs  13 consecutive sustainability reports  Reduced operational emissions in New Jersey by over 50% from 2006 levels and have set an even higher goal of achieving net-zero emissions by 2050  One of the largest owner-operators of solar assets in New Jersey, we have invested over $1 billion over the last decade building clean, emissions-free power for homes and businesses  Environmental  Our board of directors (Board) has a broad range of skills and industry knowledge, as well as a diversity of perspectives that align with our company’s long-term strategy  The Board is responsible for oversight of NJR’s overall strategy, including all Environmental Social and Governance (ESG) issues  Governance

Shareholder and Contact Information

Stock Transfer Agent and Registrar

The Transfer Agent and Registrar for the company's common stock is Broadridge Corporate Issuer Solutions, Inc. (Broadridge).

Shareowners with questions about account activity should contact Broadridge investor relations representatives between 9 a.m. and 6 p.m. ET, Monday through Friday, by calling toll-free 800-817-3955.

General written inquiries and address changes may be sent to:
Broadridge Corporate Issuer Solutions
P.O. Box 1342, Brentwood, NY 11717

or

For certified and overnight delivery:
Broadridge Corporate Issuer Solutions, ATTN: IWS
1155 Long Island Avenue, Edgewood, NY 11717

Shareowners can view their account information online at shareholder.broadridge.com/NJR.

Corporate Headquarters

1415 Wyckoff Road
Wall, NJ 07719
(732) 938-1000
www.njresources.com

Contact Information

Adam Prior – Director, Investor Relations
732-938-1145
aprior@njresources.com

Last Four Dividends Paid (Quarterly Frequency)

Ex-Dividend Date	Record Date	Payable Date	Amount per share
9/23/2022	9/26/2022	10/3/2022	$0.39[1]
6/14/2022	6/15/2022	7/1/2022	$0.3625
3/15/2022	3/16/2022	4/1/2022	$0.3625
12/14/2021	12/15/2021	1/3/2022	$0.3625

Online Information

Website: www.njresources.com

Investor Relations: LINK

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1) 7.6 percent increase in the quarterly dividend rate to $0.39 per share from $0.3625 per share

New Jersey Resources
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